================================================================================

                                   FORM 8-K/A


                                AMENDMENT NO. 1

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                 CURRENT REPORT


     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

               Date of Report  (Date of earliest event reported):
                                January 12, 1996

                          Commission File No.: 0-14685




                              GENICOM CORPORATION
             (Exact name of registrant as specified in its charter)




                              DELAWARE                                      51 - 0271821
                   (State or other jurisdiction of                        (I.R.S. Employer
                   incorporation or organization)                       Identification No.)


                    14800 CONFERENCE CENTER DRIVE
                        SUITE 400, WESTFIELDS
                         CHANTILLY, VIRGINIA                                22021 - 3806
              (Address of principal executive offices)                       (Zip Code)



       Registrant's telephone number, including area code: (703) 802-9200


================================================================================

                      GENICOM CORPORATION AND SUBSIDIARIES
                                FORM 8-K/A INDEX
                                AMENDMENT NO. 1

 Item 5.          Other Items


                  On January 12, 1996, the registrant executed an agreement with a syndicate led by NationsBank on $75 million in new credit facilities, replacing a $35 million credit facility with the CIT Group/Credit Finance, Inc. The registrant used a portion of the additional borrowings to retire in February the $36.4 million in outstanding 12.5% Senior Subordinated Notes Due 1997. A copy of the credit agreement is filed herewith as Exhibit 10.1, and the press release is filed herewith as Exhibit 99.1.


 Item 7.          Financial Statements and Exhibits



           (c)    Exhibits


                  10.1 Credit agreement with Nationsbank dated January 12, 1996



                  99.1 Press release dated January 17, 1996, published by the
                       Registrant






Signatures                                                                     3

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.




                                                  GENICOM Corporation
                                                  -------------------
                                                      Registrant




Date:  March 12, 1996



                                                     James C. Gale
                                                  -------------------
                                                       Signature



                                         James C. Gale
                                         Senior Vice President Finance
                                         and Chief Financial Officer


                                         (Mr. Gale is the Chief Financial
                                         Officer and has been duly
                                         authorized to sign on behalf of
                                         the Registrant)

                      GENICOM CORPORATION AND SUBSIDIARIES

                        INDEX TO EXHIBITS TO FORM 8-K/A
                                AMENDMENT NO. 1
                                JANUARY 12, 1996

    EXHIBIT
     NUMBER                                  DESCRIPTION                              PAGE
-----------------       ----------------------------------------------------      ------------
      10.1              Credit agreement with Nationsbank, dated January 12,       E-1 - E-341
                        1996


      99.1              Press release dated January 17, 1996, published by        E-342 - E-343
                        the Registrant.